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                       JOINT FILING AGRMT FOR SCHEDULE 13D

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including any amendments thereto) with respect to the Class B Common Stock, no par value, of Florida East Coast Industries, Inc., and further that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 19th day of October, 2000.

                                        The duPont Testamentary Trust

                                        By: /s/ Winfred L. Thornton
                                                Winfred L. Thornton, Trustee

                                       The Nemours Foundation

                                        By: /s/ Winfred L. Thornton
                                                Winfred L. Thornton, Trustee

                                            /s/ Winfred L. Thornton
                                                WINFRED L. THORNTON

                                            /s/ John S. Lord
                                                JOHN S. LORD

                                            /s/ Hugh M. Durden, III
                                                HUGH M. DURDEN, III

                                            /s/ John F. Porter, III
                                                JOHN F. PORTER, III

                                            /s/ Herbert H. Peyton
                                                HERBERT H. PEYTON

                                            /s/ William T. Thompson, III
                                                WILLIAM T. THOMPSON, III


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